Fees Summary	Sep. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,967.81
Total Transaction Valuation	50,454,839.03
Total Offset Amount	0.00
Net Fee	$ 6,967.81